Exhibit 99.1

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS

(Unaudited)

(In millions except per share amounts)

	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	January 31, 2003	April 30, 2003	July 31, 2003	October 31, 2003	October 31, 2003	January 31, 2004	April 30, 2004	July 31, 2004	October 31, 2004	October 31, 2004

Net Revenue	$17,877	$17,983	$17,348	$19,853	$73,061	$19,514	$20,113	$18,889	$21,389	$79,905
Cost of sales (1)	13,269	13,240	12,945	14,939	54,393	14,691	15,182	14,545	16,393	60,811
Research and development (1)	917	950	904	915	3,686	889	924	877	873	3,563
Selling, general and administrative (1)	2,588	2,649	2,641	2,564	10,442	2,578	2,665	2,621	2,632	10,496
Amortization of purchased intangible assets	138	141	141	143	563	144	148	146	165	603
Restructuring charges	—	234	376	190	800	54	38	9	13	114
Acquisition-related charges	86	126	40	28	280	15	9	6	24	54
In-process research and development charges	—	—	—	1	1	—	9	28	—	37
Total costs and expenses	16,998	17,340	17,047	18,780	70,165	18,371	18,975	18,232	20,100	75,678

Earnings from operations	879	643	301	1,073	2,896	1,143	1,138	657	1,289	4,227
Operating margin %	4.9%	3.6%	1.7%	5.4%	4.0%	5.9%	5.7%	3.5%	6.0%	5.3%

Interest and other, net	51	(20)	10	(20)	21	11	2	20	2	35
Gains (losses) on investments	(5)	(12)	(24)	12	(29)	9	(5)	1	(1)	4
Dispute settlement	—	—	—	—	—	—	(70)	—	—	(70)

Earnings before taxes	925	611	287	1,065	2,888	1,163	1,065	678	1,290	4,196

Provision for (benefit from) taxes	204	(48)	(10)	203	349	227	181	92	199	699

Net earnings	$721	$659	$297	$862	$2,539	$936	$884	$586	$1,091	$3,497

Net earnings per share:
Basic	$0.24	$0.22	$0.10	$0.28	$0.83	$0.31	$0.29	$0.19	$0.37	$1.16
Diluted	$0.24	$0.22	$0.10	$0.28	$0.83	$0.30	$0.29	$0.19	$0.37	$1.15

(1)   Reflects the reclassification of certain information technology (“IT”) infrastructure costs from selling, general and administrative expenses to cost of sales and research and development expenses as system improvements have allowed for the better alignment of these costs to the functional areas they support.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES

SEGMENT INFORMATION

(Unaudited)

(In millions)

	Three months ended								Twelve months ended
	January 31, 2003		April 30, 2003		July 31, 2003		October 31, 2003		October 31, 2003

Net revenue: (1)

Imaging and Printing	$5,598		$5,512		$5,226		$6,233		$22,569
Personal Systems	5,142		5,127		4,955		5,986		21,210
Imaging and Personal Systems Group	10,740		10,639		10,181		12,219		43,779
Enterprise Storage and Servers	3,540		3,667		3,502		3,831		14,540
Software	184		182		192		223		781
HP Services	2,982		3,054		3,108		3,258		12,402
Technology Solutions Group	6,706		6,903		6,802		7,312		27,723
Financing	517		501		442		461		1,921
Corporate Investments	77		84		88		96		345
Total segments	18,040		18,127		17,513		20,088		73,768

Eliminations of intersegment net revenue and other	(163)		(144)		(165)		(235)		(707)

Total HP Consolidated	$17,877		$17,983		$17,348		$19,853		$73,061

Earnings from operations: (1)		Op %		Op %		Op %		Op %		Op %

Imaging and Printing	$910	16.3%	$924	16.8%	$744	14.2%	$1,013	16.3%	$3,591	15.9%
Personal Systems	32	0.6%	22	0.4%	(57)	(1.2)%	21	0.4%	18	0.1%
Imaging and Personal Systems Group	942	8.8%	946	8.9%	687	6.7%	1,034	8.5%	3,609	8.2%
Enterprise Storage and Servers	(25)	(0.7)%	59	1.6%	(19)	(0.5)%	131	3.4%	146	1.0%
Software	(59)	(32.1)%	(67)	(36.8)%	(54)	(28.1)%	(26)	(11.7)%	(206)	(26.4)%
HP Services	339	11.4%	299	9.8%	337	10.8%	394	12.1%	1,369	11.0%
Technology Solutions Group	255	3.8%	291	4.2%	264	3.9%	499	6.8%	1,309	4.7%
Financing	14	2.7%	21	4.2%	18	4.1%	26	5.6%	79	4.1%
Corporate Investments	(47)	(61.0)%	(44)	(52.4)%	(37)	(42.0)%	(33)	(34.4)%	(161)	(46.7)%
Total segments	1,164	6.5%	1,214	6.7%	932	5.3%	1,526	7.6%	4,836	6.6%

Corporate and unallocated costs and eliminations	(61)		(70)		(74)		(91)		(296)
Amortization of purchased intangible assets	(138)		(141)		(141)		(143)		(563)
Restructuring charges	—		(234)		(376)		(190)		(800)
Acquisition-related charges	(86)		(126)		(40)		(28)		(280)
In-process research and development charges	—		—		—		(1)		(1)
Interest and other, net	51		(20)		10		(20)		21
(Losses) gains on investments	(5)		(12)		(24)		12		(29)

Total HP Consolidated Earnings Before Taxes	$925		$611		$287		$1,065		$2,888

	Three months ended								Twelve months ended
	January 31, 2004		April 30, 2004		July 31, 2004		October 31, 2004		October 31, 2004
Net revenue: (1)

Imaging and Printing	$5,910		$6,098		$5,648		$6,543		$24,199
Personal Systems	6,187		5,991		5,904		6,540		24,622
Imaging and Personal Systems Group	12,097		12,089		11,552		13,083		48,821
Enterprise Storage and Servers	3,700		3,961		3,333		4,080		$15,074
Software	203		225		225		280		933
HP Services	3,176		3,508		3,483		3,681		13,848
Technology Solutions Group	7,079		7,694		7,041		8,041		29,855
Financing	441		469		488		497		1,895
Corporate Investments	103		114		113		119		449
Total segments	19,720		20,366		19,194		21,740		81,020

Eliminations of intersegment net revenue and other	(206)		(253)		(305)		(351)		(1,115)

Total HP Consolidated	$19,514		$20,113		$18,889		$21,389		$79,905

Earnings from operations: (1)		Op %		Op %		Op %		Op %		Op %

Imaging and Printing	$967	16.4%	$952	15.6%	836	14.8%	$1,088	16.6%	$3,843	15.9%
Personal Systems	61	1.0%	44	0.7%	23	0.4%	77	1.2%	205	0.8%
Imaging and Personal Systems Group	1,028	8.5%	996	8.2%	859	7.4%	1,165	8.9%	4,048	8.3%
Enterprise Storage and Servers	153	4.1%	119	3.0%	(211)	(6.3)%	100	2.5%	161	1.1%
Software	(49)	(24.1)%	(52)	(23.1)%	(48)	(21.3)%	(7)	(2.5)%	(156)	(16.7)%
HP Services	261	8.2%	332	9.5%	314	9.0%	375	10.2%	1,282	9.3%
Technology Solutions Group	365	5.2%	399	5.2%	55	0.8%	468	5.8%	1,287	4.3%
Financing	29	6.6%	35	7.5%	42	8.6%	19	3.8%	125	6.6%
Corporate Investments	(36)	(35.0)%	(48)	(42.1)%	(52)	(46.0)%	(43)	(36.1)%	(179)	(39.9)%
Total segments	1,386	7.0%	1,382	6.8%	904	4.7%	1,609	7.4%	5,281	6.5%

Corporate and unallocated costs and eliminations	(30)		(40)		(58)		(118)		(246)
Amortization of purchased intangible assets	(144)		(148)		(146)		(165)		(603)
Restructuring charges	(54)		(38)		(9)		(13)		(114)
Acquisition-related charges	(15)		(9)		(6)		(24)		(54)
In-process research and development charges	—		(9)		(28)		—		(37)
Interest and other, net	11		2		20		2		35
(Losses) gains on investments	9		(5)		1		(1)		4
Dispute settlement	—		(70)		—		—		(70)

Total HP Consolidated Earnings Before Taxes	$1,163		$1,065		$678		$1,290		$4,196

(1)   Reflects an aggregation of HP’s Personal Systems Group and Imaging and Printing Group to provide a supplementary view of HP’s business.  In addition, certain fiscal 2005 organizational realignments on a backward-looking basis provide improved visibility and comparability. In any given quarter, no segment's operating profit changed more than $8 million as a result of these realignments, with typical movements ranging from $3 million to $5 million.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES

SEGMENT / BUSINESS UNIT INFORMATION

(Unaudited)

(In millions)

	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	January 31, 2003	April 30, 2003	July 31, 2003	October 31, 2003	October 31, 2003	January 31, 2004	April 30, 2004	July 31, 2004	October 31, 2004	October 31, 2004

Net revenue: (1)

Commercial Hardware	1,529	1,453	1,425	1,608	6,015	1,547	1,591	1,546	1,706	6,390
Consumer Hardware	1,206	1,011	839	1,310	4,366	1,276	986	834	1,239	4,335
Supplies	2,815	3,004	2,921	3,264	12,004	3,026	3,451	3,192	3,528	13,197
Other	48	44	41	51	184	61	70	76	70	277
Imaging and Printing Group	5,598	5,512	5,226	6,233	22,569	5,910	6,098	5,648	6,543	24,199
Desktops	3,179	3,060	2,726	3,443	12,408	3,516	3,468	3,428	3,619	14,031
Notebooks	1,503	1,601	1,795	2,023	6,922	2,142	2,011	2,003	2,267	8,423
Workstations	204	233	226	260	923	235	262	248	273	1,018
Handhelds	202	175	161	202	740	253	191	169	273	886
Other	54	58	47	58	217	41	59	56	108	264
Personal Systems Group	5,142	5,127	4,955	5,986	21,210	6,187	5,991	5,904	6,540	24,622
Imaging and Personal Systems Group	10,740	10,639	10,181	12,219	43,779	12,097	12,089	11,552	13,083	48,821

Business Critical Systems	982	943	901	1,009	3,835	915	972	828	1,044	3,759
Industry Standard Servers	1,709	1,831	1,779	1,936	7,255	1,959	2,107	1,815	2,237	8,118
Storage	849	894	824	886	3,453	827	882	693	799	3,201
Other	—	(1)	(2)	—	(3)	(1)	—	(3)	—	(4)
Enterprise Storage and Servers	3,540	3,667	3,502	3,831	14,540	3,700	3,961	3,333	4,080	15,074
OpenView	122	117	115	132	486	133	135	145	172	585
OpenCall & Other	62	65	77	91	295	70	90	80	108	348
Software	184	182	192	223	781	203	225	225	280	933
Technology Services	1,943	2,015	2,089	2,107	8,154	2,090	2,219	2,245	2,332	8,886
Managed Services	418	407	440	517	1,782	524	609	620	693	2,446
Consulting & Integration	621	632	579	634	2,466	560	681	615	659	2,515
Other	—	—	—	—	—	2	(1)	3	(3)	1
HP Services	2,982	3,054	3,108	3,258	12,402	3,176	3,508	3,483	3,681	13,848
Technology Solutions Group	6,706	6,903	6,802	7,312	27,723	7,079	7,694	7,041	8,041	29,855
Financing	517	501	442	461	1,921	441	469	488	497	1,895
Corporate Investments	77	84	88	96	345	103	114	113	119	449
Total segments	18,040	18,127	17,513	20,088	73,768	19,720	20,366	19,194	21,740	81,020

Eliminations of intersegment net revenue and other	(163)	(144)	(165)	(235)	(707)	(206)	(253)	(305)	(351)	(1,115)

Total HP Consolidated	$17,877	$17,983	$17,348	$19,853	$73,061	$19,514	$20,113	$18,889	$21,389	$79,905

(1)   Reflects an aggregation of HP’s Personal Systems Group and Imaging and Printing Group to provide a supplementary view of HP’s business.  In  addition, certain fiscal 2005 organizational realignments on a backward-looking basis provide improved visibility and comparability. In any given quarter, no segment's operating profit changed more than $8 million as a result of these realignments, with typical movements ranging from $3 million to $5 million.